QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2004

ULTIMATE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22532	84-0585211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 West 84th Avenue, Suite A, Thornton, Colorado 80260
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (303) 412-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On September 27, 2004, the Compensation and Nominating Committee of the Board of Directors of Ultimate Electronics, Inc. (the "Company") amended the Ultimate Electronics, Inc. Bonus Plan for Fiscal Year Ending 2005 (the "Amendment") to provide the Company's executive officers, vice presidents, and directors with incentives to meet specific performance goals for the fourth quarter of fiscal 2005. The Amendment applies to every executive officer, vice president, and director, except for David J. Workman and David A. Carter. The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        Effective November 4, 2004, the employment agreement between the Company and Alan E. Kessock, Senior Vice-President—Operations, will be terminated.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits.

Exhibit No.

  10.1
  Amendment to Ultimate Electronics, Inc. Bonus Plan for Fiscal Year Ending January 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC. (Registrant)
Date: September 30, 2004	By:	/s/ DAVID A. CARTER David A. Carter, Senior Vice President—Finance and Chief Financial Officer

QuickLinks

  ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
  ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES